SIXTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
                                       AND
                                 LIMITED WAIVER


     THIS SIXTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT and LIMITED WAIVER, dated as of February 18, 2003 (the "Amendment"), is by and among MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent (the "Agent").

                                    RECITALS

     WHEREAS, the Borrower is party to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, by and among the Borrower, the lenders party thereto (each, a "Lender" and collectively, the "Lenders") and the Agent, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated as of January 9, 2002, the Second Amendment to Senior Secured Revolving Credit Agreement dated as of June 28, 2002, the Third Amendment to Senior Secured Revolving Credit Agreement dated as of August 29, 2002, the Fourth Amendment to Senior Secured Revolving Credit Agreement dated as of September 30, 2002, and the Fifth Amendment to Senior Secured Revolving Credit Agreement dated as of October 7, 2002 (as so amended, the "Credit Agreement"); and

     WHEREAS, Midwest Express Airlines, Inc.("Airlines") has entered into an Equipment Purchase Agreement dated as of December 30, 2002, between Airlines and TWA Airlines LLC ("TWA"), as amended by Addendum A to Exhibit A dated as of January 20, 2003, between Airlines and American Airlines, Inc. ("AA") (as so amended, the "Parts Purchase Agreement"), pursuant to which Airlines has purchased the aircraft parts described in Exhibit A attached hereto (collectively, the "Specified Parts Inventory"); and

     WHEREAS, pursuant to the Parts Purchase Agreement, Airlines is obligated to pay an aggregate purchase price for the Specified Parts Inventory of $2,663,411 in installments of $583,400 on December 30, 2002, $583,400 on January 31, 2003, $616,600 on February 28, 2003, $583,400 on March 31, 2003 and $296,611 on April
30, 2003 (each an "Installment Payment" and collectively the "Installment Payments"); and

     WHEREAS, Airlines has paid the Installment Payments due on December 30, 2002, and January 31, 2003; and

     WHEREAS, TWA and AA have assigned to Cirrus Aerospace, Inc. ("Cirrus") their respective rights to receive all Installment Payments other than the Installment Payment due on December 30, 2002, and to secure such payment obligations Airlines has granted to Cirrus liens and security interests in the Specified Parts Inventory; and

     WHEREAS, to evidence its obligation to pay the Installment Payments due on January 31, 2003, February 28, 2003, March 31, 2003 and April 30, 2003, Airlines issued to Cirrus on December 30, 2002 its Secured Promissory Note in the original principal amount of $616,600 and Airlines issued to Cirrus on January 20, 2003 its Secured Promissory Note in the original principal amount of $1,463,411 (collectively, the "Cirrus Secured Notes"); and

     WHEREAS, Defaults exist under Section 8(d)(ii) of the Credit Agreement by reason of Airlines' incurrence of Indebtedness under the Parts Purchase Agreement and the Cirrus Secured Notes in violation of Section 7.2 of the Credit Agreement and the existence of Liens in the Specified Parts Inventory in favor of Cirrus in violation of Section 7.1 of the Credit Agreement (the "Specified Defaults"); and

     WHEREAS, Events of Default also exist under Section 8(d)(i) of the Credit Agreement by reason of the Borrower's failure to comply with Sections 6.11 and
6.12 of the Credit Agreement as of January 31, 2003 (the "Specified Events of Default"); and

     WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement and waive the Specified Defaults and the Specified Events of Default as set forth herein; and

     WHEREAS, to induce the Lenders and the Agent to enter into this Amendment the Borrower has made certain material representations and promises to the Lenders and the Agent as set forth herein; and

     WHEREAS, the Lenders and the Agent are willing to enter into this Amendment in reliance upon the material representations and promises made by the Borrower to the Lenders and the Agent, but only under the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   ---------

                    DEFINITIONS AND INCORPORATION OF RECITALS
                    -----------------------------------------

     1.1 Definitions. Capitalized terms used in this Amendment but not defined herein shall have the definitions assigned in the Credit Agreement.

     1.2 Recitals. Each of the Recitals set forth above is confirmed and adopted by the parties hereto as if set forth herein.

                                   ARTICLE II
                                   ----------

                                   AMENDMENTS
                                   ----------

     The Credit Agreement is amended as follows:

     2.1 Section 1.1 - Definitions - Cirrus Secured Notes. The new definition "Cirrus Secured Notes" is added to Section 1.1 of the Credit Agreement as follows:

     "Cirrus Secured Notes" means the Secured Promissory Note issued by Airlines to Cirrus Aerospace, Inc. on December 30, 2002 in the original principal amount of $616,600 and the

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

Secured Promissory Note issued by Airlines to Cirrus Aerospace, Inc. on January 20, 2003 in the original principal amount of $1,463,411, each in the form delivered to the Agent prior to February 18, 2003.

     2.2 Section 1.1 - Definitions - Installment Payee. The new definition "Installment Payee" is added to Section 1.1 of the Credit Agreement as follows:

     "Installment Payee" means TWA Airlines LLC and American Airlines, Inc., as sellers of the Specified Parts Inventory under the Parts Purchase Agreement, Cirrus Aerospace, Inc., as assignee of the rights of TWA Airlines LLC and American Airlines, Inc. to receive all Installment Payments other than the Installment Payment due on December 30, 2002, and any subsequent assignee thereof.

     2.3 Section 1.1 - Definitions - Installment Payment. The new definition "Installment Payment" is added to Section 1.1 of the Credit Agreement as follows:

     "Installment Payment" means each of the following payments due on the following dates pursuant to the Parts Purchase Agreement and the Cirrus Secured
Notes: $583,400 due on December 30, 2002, $583,400 due on January 31, 2003,
$616,600 due on February 28, 2003, $583,400 due on March 31, 2003 and $296,611
due on April 30, 2003.

     2.4 Section 1.1 - Definitions - Leverage Ratio. The definition of "Leverage Ratio" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

     "Leverage Ratio" means, as of the last day of any month, the ratio of Consolidated Funded Debt on such day to Consolidated EBITDAR for the 12 month period ending as of such day; provided that for purposes of computing the Leverage Ratio as of December 31, 2002 through and including April 31, 2003, the outstanding unpaid amount of Installment Payments shall not be included in the amount of Consolidated Funded Debt.

     2.5 Section 1.1 - Definitions - Parts Purchase Agreement. The new definition "Parts Purchase Agreement" is added to Section 1.1 of the Credit Agreement as follows:

     "Parts Purchase Agreement" means that certain Equipment Purchase Agreement dated as of December 30, 2002, between Airlines and TWA Airlines LLC, as amended by Addendum A to Exhibit A dated as of January 20, 2003, between Airlines and American Airlines, Inc., pursuant to which Airlines has purchased the Specified Parts Inventory, each in the form delivered to the Agent prior to February 18, 2003.

     2.6 Section 1.1 - Definitions - Permitted Indebtedness. The definition of "Permitted Indebtedness" in Section 1.1 of the Credit Agreement is amended by inserting therein the following new subsection (xi) and renumbering former subsection (xi) as new subsection (xii):

     (xi) Indebtedness under the Parts Purchase Agreement and the Cirrus Secured Notes, subject to compliance with Sections 6.17 and 6.18;

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

     2.7 Section 1.1 - Definitions - Permitted Liens. The definition of "Permitted Liens" in Section 1.1 of the Credit Agreement is amended by inserting therein the following new subsection (xiv):

     (xiv) Liens securing Indebtedness under the Parts Purchase Agreement and the Cirrus Secured Notes, subject to compliance with Sections 6.17 and 6.18.

     2.8 Section 1.1 - Definitions - Specified Parts Inventory. The new definition "Specified Parts Inventory" is added to Section 1.1 of the Credit Agreement as follows:

     "Specified Parts Inventory" means the aircraft parts described in Exhibit A attached hereto.

     2.9 Section 1.1 - Definitions - Revolving Committed Amount. The definition of "Revolving Committed Amount" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

     "Revolving Committed Amount" means collectively, the aggregate amount of all of the Revolving Commitments as referenced in Section 2.1(a) and, individually, the amount of each Lender's Revolving Commitment as specified in
Schedule 2.1(a), subject to adjustment on account of assignment pursuant to the provisions of Section 10.6(c) hereof, and subject to the automatic reductions of the following amounts on the following dates: $2,500,000 on December 15, 2002, $3,000,000 on February 15, 2003, $500,000 on March 15, 2003 and $500,000 on
April 15, 2003. Schedule 2.1(a) shall automatically be deemed to be amended to reflect such reductions without any further action by the Borrower, the Agent or the Lenders.

     2.10 Section 6.17 - Release of Liens in Specified Parts Inventory. A new
Section 6.17 of the Credit Agreement is created to read as follows:

     "6.17 Release of Liens in Specified Parts Inventory. The Borrower shall cause Airlines to deliver to the Agent evidence satisfactory to the Agent that the Specified Parts Inventory is free and clear of all Liens other than Liens in favor of the Agent, including without limitation all Liens in favor of Installment Payee, not later than the earlier of (i) the date that is 30 calendar days after all of the Installment Payments have been paid in full, or
(ii) May 31, 2003.

     2.11 Section 6.18 - Grant of Liens in Specified Parts Inventory. A new
Section 6.18 of the Credit Agreement is created to read as follows:

     "6.18 Grant of Liens in Specified Parts Inventory. The Borrower shall cause Airlines to execute and deliver to the Agent, on the date when it is required to make the delivery to the Agent specified in Section 6.17, such new or amended security agreements, aircraft security agreements, UCC financing statements, FAA lien registration statements, and other documents and materials as the Agent or Required Lenders may request in order to provide to the Agent first priority perfected Liens in the Specified Parts Inventory.

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

                                  ARTICLE III
                                  -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower hereby represents and warrants to the Agent and the Lenders that:

     3.1 Credit Agreement. All of the representations and warranties made by the Borrower in the Credit Agreement are true and correct as of the date hereof. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment, except the Specified Defaults and the Specified Events of Default.

     3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Borrower or any agreement to which the Borrower is a party or by which it is bound.

     3.4 Parts Purchase Agreement. The Borrower has heretofore furnished to the Agent and the Lenders an accurate and complete copy of the Parts Purchase Agreement, the Cirrus Secured Notes and each exhibit, schedule and other document contemplated therein or executed by the Borrower or any Guarantor in connection therewith.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS
                                  -------------

     4.1 Limited Waiver.

     (a) The Required Lenders hereby waive the Specified Defaults and the Specified Events of Default.

     (b) This waiver is limited to the Specified Defaults and the Specified Events of Default and shall not be construed to constitute (i) any waiver of any other event, circumstance or condition or of any other right or remedy available to the Agent or any Lender pursuant to the Credit Agreement or any other Credit Document, (ii) a consent to any departure by the Borrower or any Subsidiary from any other term or requirement of the Credit Agreement or any other Credit Document, or (iii) any indication that the Required Lenders are prepared to grant any further waiver of any provision of the Credit Agreement or any other Credit Document.

     4.2 Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

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

     4.3 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

     4.4 Governing Law. This Amendment shall be governed by the laws of the State of Wisconsin (without regard to choice of law principles).

     4.5 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

     4.6 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.7 Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of each the following conditions precedent:

     (a) The Agent shall have received a fully-executed copy of this Amendment, executed by each of the Borrower, the Lenders and the Agent;

     (b) The Agent shall have received a fully-executed copy of a Reaffirmation of Guaranty in the form attached hereto, executed by each of the Guarantors; and

     (c) No Default or Event of Default shall have occurred and be continuing, except the Specified Defaults and the Specified Events of Default.

     4.8 Costs and Expenses. Without limiting any provisions of the Credit Agreement or any of the prior Amendments thereto relating to the payment of fees and expenses by Borrower, Borrower shall pay promptly all costs and expenses of the Agent incurred in connection with this Amendment, including fees and expenses of the Agent's legal counsel.

     4.9 Ratification. The Credit Agreement, as amended hereby, the other Credit Documents and all other documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement, the other Credit Documents and any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

     4.10 No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Agent to grant any similar or other future waivers or amendments of any of the terms and conditions of the Credit Agreement or the other Credit Documents.

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

     4.11 Release. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors acknowledge and agree that: (a) they do not have any claim or cause of action against the Agent or any of the Lenders (or any of their respective directors, officers, employees or agents);
(b) they do not have any offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Agent and the Lenders; and (c) each of the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's or the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Guarantors unconditionally release, waive and forever discharge (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of either of the Agent or any of the Lenders to the Borrower or any Guarantor, except the obligations to be performed by the Agent and the Lenders as expressly stated in the Credit Agreement, as amended hereby, and the other Credit Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any Guarantor might otherwise have against the Agent or any of the Lenders or any of their directors, officers, employees or agents, in either case (i) or (ii) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever arising or occurring on or prior to the date of this Amendment. Except as prohibited by law, the Borrower and the Guarantors hereby waive any right they may have to claim or recover in any litigation involving the Agent or any of the Lenders, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower and the Guarantors (A) certify that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers, releases and discharges, and (B) acknowledge that the Agent and the Lenders have been induced to enter into this Amendment by, among other things, the waivers, releases, discharges and certifications contained herein. The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.

                            [signature page follows]

                            REAFFIRMATION OF GUARANTY

     Each of the undersigned (each a "Guarantor") executed a Subsidiary Guaranty (each a "Guaranty") dated as of August 31, 2001 in favor of the Lenders (as defined in each Guaranty) pursuant to which each Guarantor guaranteed certain obligations owed by Midwest Express Holdings, Inc. (the "Borrower") to the Lenders, including, without limitation, all debts, liabilities, obligations, covenants and agreements of the Borrower in that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (as amended from time to time, the "Credit Agreement"), by and between the Borrower, the Lenders and U.S. Bank National Association, as Agent for the Lenders, and related agreements, as amended. Each Guarantor acknowledges and consents to the Sixth Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver of even date herewith (the "Amendment") and hereby agrees that it shall remain liable under its Guaranty for all amounts owed pursuant to the Credit Agreement, as amended by the Amendment, and the related agreements. Further, each Guarantor expressly agrees that it shall be irrevocably bound by the provisions of the Release set forth in Section 4.11 of the Amendment.

     Dated as of February 18, 2003.

                                    MIDWEST EXPRESS AIRLINES, INC.

                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    ASTRAL AVIATION, INC.

                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    MIDWEST EXPRESS SERVICES - OMAHA, INC.

                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    MIDWEST EXPRESS SERVICES - KANSAS CITY, INC.

                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    YX PROPERTIES, LLC

                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


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


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                    MIDWEST EXPRESS HOLDINGS, INC.


                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION, in its
                                    capacity as Agent and as a Lender


                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    M&I MARSHALL & ILSLEY BANK


                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                    Attest:
                                           -------------------------------------
                                    Title:
                                          --------------------------------------


                                    BANK ONE, NA (Main Office Chicago)


                                    By: /s/ Authorized Signature
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------



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